UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 20, 2015

BENCHMARK ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-10560 (Commission File Number)	74-2211011 (I.R.S. Employer Identification No.)

3000 Technology Drive, Angleton, Texas  77515

(Address of principal executive offices)  (Zip code)

Registrant’s telephone number, including area code:  (979) 849-6550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act

     (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

     Exchange Act (17 CFR 240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

Purchase Agreement

                On October 20, 2015, we entered into a definitive agreement to acquire Secure Communication Systems, Inc. and its subsidiaries (collectively referred to as “Secure Technology”) (the “Transaction”).  Under the terms and conditions of the Purchase Agreement among Benchmark, SCS Secure Holdings LLC, a Delaware limited liability company (“SCS”), and MCSC LLC (the “Seller”), we have agreed to purchase all of the outstanding membership interests of SCS from the Seller.  Upon closing the Transaction, SCS will become a wholly owned subsidiary of Benchmark.

                We will pay a cash purchase price of approximately $230 million to acquire Secure Technology on a debt-free, cash-free basis subject to a working capital adjustment.  The Transaction will be funded with Benchmark’s bank credit facility and is expected close in the fourth quarter of 2015, subject to customary closing conditions, including regulatory approvals. The Purchase Agreement includes typical representations, warranties, termination rights and covenants by the parties.

                Subject to certain exceptions and limitations, Benchmark and the Seller have agreed to indemnify each other for breaches of representations, warranties, covenants and other specified matters contained in the Purchase Agreement.  Approximately $10 million of the cash consideration otherwise payable to the Seller at the closing will be held in an escrow account for a period of up to 12 months to satisfy Seller’s indemnification obligations.  In addition, Benchmark has obtained representation and warranty insurance, which provides $30 million of coverage for losses related to breaches of the representations and warranties of Secure Technology or the Seller contained in the Purchase Agreement, subject to deductibles and certain other terms and conditions.

                The foregoing is a summary of the terms of the Purchase Agreement that are material to us and does not purport to summarize or include all terms relating to the Transaction.

                On October 22, 2015, we issued a press release announcing the Transaction, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 2.02.   Results of Operations and Financial Condition.

On October 22, 2015, we issued a press release announcing our results of operations for the quarter ended September 30, 2015 and held an earnings conference call. Copies of the press release and presentation slides used in connection with the conference call are attached as Exhibit 99.2 and Exhibit 99.3 to this report and are hereby incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

                (d)  Exhibits

Exhibit 99.1  Acquisition press release

Exhibit 99.2  Earnings press release

Exhibit 99.3  Presentation slides

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENCHMARK ELECTRONICS, INC.

Dated: October 22, 2015	By: /s/ Gayla J. Delly
Gayla J. Delly
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Acquisition press release
99.2	Earnings press release
99.3	Presentation slides